SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: November 19, 1997



                                   ZILOG, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



         California                    0-18738                 13-3092996
----------------------------    --------------------    ------------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)



      210 East Hacienda Avenue, Campbell, CA                      95008
     ----------------------------------------                   ----------
     (Address of principal executive offices)                   (Zip Code)



                                 (408) 370-8000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.  Other Events.
         ------------

         Zilog, Inc. ("Zilog"), TPG Partners II, L.P. ("TPG") and TPG Zeus Acquisition Corporation ("Merger Sub") have entered into Amendment Number One to the Agreement and Plan of Merger dated as of November 18, 1997 (the "Amendment"), amending the Agreement and Plan of Merger dated as of July 20, 1997 (the "Merger Agreement"), pursuant to which TPG agreed to acquire substantially all of the common stock, par value $0.01 per share (the "Common Stock"), of Zilog (the "Merger"). The Amendment is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

         The Amendment, among other things, reduces the per share cash merger consideration from $25.00 per share to $20.00 per share, expands Zilog's ability to negotiate with unsolicited third parties regarding competing takeover proposals, eliminates TPG's ability to terminate the Merger Agreement based on any material adverse change in Zilog's business and extends the date by which the Merger must be consummated to February 28, 1998. Zilog has issued a press release, which is filed herewith as Exhibit 99.1, announcing the execution of the Amendment and describing the principal terms thereof.

         Additionally, the Stockholders Voting Agreement dated as of July 20, 1997 between TPG, on the one hand, and Warburg, Pincus Capital Company, L.P. ("Warburg") and Warburg, Pincus & Co., on the other hand, was amended as of November 18, 1997 (the "Amended Voting Agreement"). The Amended Voting Agreement, among other things, reduces to 375,000 the number of shares of Common Stock which Warburg must elect to retain as equity in the surviving corporation and provides that such number shall be reduced on an absolute basis by the number of shares of Common Stock which other stockholders of Zilog elect to so retain. In the event that stockholders of Zilog other than Warburg elect to retain more than 375,000 shares of Common Stock in the aggregate, Warburg will not be required to retain any shares and such stockholders will experience proration. The Amended Voting Agreement is filed herewith as Exhibit 4.1 and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Exhibits.

              2.1 Amendment Number One to the Agreement and Plan of Merger, dated as of November 18, 1997, by and between TPG Partners II, L.P., TPG Zeus Acquisition Corporation and Zilog, Inc.

              4.1 Letter Agreement, dated as of November 18, 1997, by and among TPG Partners II, L.P., Warburg, Pincus Capital Company, L.P., Warburg, Pincus & Co. and Zilog, Inc.

              99.1  Press Release dated November 19, 1997.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 19, 1997

                                        ZILOG, INC.



                                        By        /s/ Richard R. Pickard
                                          --------------------------------------
                                              Vice President, General Counsel
                                                       and Secretary


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


                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.                      Description
      -----------                      -----------

          2.1             Amendment Number One to the Agreement
                          and Plan of Merger, dated as of November 18, 1997, by and between TPG Partners II, L.P., TPG Zeus Acquisition Corporation and Zilog, Inc.


          4.1 Letter Agreement, dated as of November 18, 1997, by and among TPG Partners II, L.P., Warburg, Pincus Capital Company, L.P., Warburg, Pincus & Co. and Zilog, Inc.


         99.1             Press Release dated November 19, 1997.



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